Exhibit 10.2

EXECUTION COPY

FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT

FIRST AMENDMENT, dated as of March 13, 2014, to the Third Amended and Restated Loan and Security Agreement, dated as of September 30, 2011, among HWC Wire & Cable Company (“Borrower”), Houston Wire & Cable Company (“Guarantor”) the lenders or lender named therein (“Lenders”) and Bank of America, N.A. (“Bank of America”) as agent for said Lenders (Bank of America, in such capacity, “Agent”). Said Third Amended and Restated Loan and Security Agreement, as amended and modified and as may be further amended and modified from time to time, is hereinafter referred to as the “Loan Agreement.” The terms used herein and not otherwise defined shall have the meanings attributed to them in the Loan Agreement.

WHEREAS, Lenders, Agent and Borrower desire to make certain amendments and modifications to the Loan Agreement;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and contained in the Loan Agreement, the parties hereto hereby agree as follows:

1.                  Additional and Amended Definitions. The definition of “EBITDA” is hereby deleted from Section 1.1 to the Loan Agreement and the following is inserted in its stead:

“EBITDA: Consolidated Net Income for Guarantor and its Subsidiaries calculated before interest expense, provision for income taxes, depreciation, amortization expense and other non-cash write-offs or impairment of goodwill and other intangible assets (in each case, to the extent included in determining net income).”

2.                  Conditions Precedent. This First Amendment shall become effective upon receipt by Agent of a copy of this First Amendment, duly executed by Borrower, Guarantor, Agent and each Lender.

3.                  Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

4.                  Governing Law. This First Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

5.                  Counterparts. This First Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

(Signature Page Follows)

(Signature Page to First Amendment to Third Amended
and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, this First Amendment has been duly executed as of the first day written above.

HWC WIRE & CABLE COMPANY, as Borrower

By:
Name:
Title:

BANK OF AMERICA, N.A., as Agent and a Lender

By:
Name:
Title:

ACCEPTED AND AGREED
to this ___ day of March, 2014:

HOUSTON WIRE & CABLE COMPANY, as Guarantor

By:
Name:
Title: